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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2004

                        MONADNOCK COMMUNITY BANCORP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                       000-50810              42-1634975
  ------------------------              -----------            -------------
(State or Other Jurisdiction)           (Commission           (I.R.S. Employer
      of Incorporation)                   File No.)          Identification No.)


One Jaffrey Road, Peterborough, NH                                     03458
-------------------------------------                                  -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEMS 5.    OTHER EVENTS

        On July 6, 2004, Monadnock Community Bancorp, Inc. announced that it has entered into a co-branding agreement with ISA-ECASH for eight ATM locations in the Monadnock region. This will allow customers of Monadnock Community Bank, the wholly owned subsidiary of Monadnock Community Bancorp, Inc., greater access to ATM machines while allowing Monadnock Community Bank to cost share the network.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

            Exhibit No.          Description
            -----------          -----------

               99                Press release dated July 6, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MONADNOCK COMMUNITY BANCORP, INC.



DATE:  July 6, 2004                        By: /s/ William M. Pierce, Jr.
                                              ----------------------------------
                                           William M. Pierce, Jr.
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

          Exhibit No.           Description
          -----------           -----------

              99                Press release dated July 6, 2004